                                                                [LOGO OF STRONG]


                                    [PHOTO]

                              Semi-annual report

                                  The Strong

                                 DOW 30 VALUE
                                     Fund

Semi-Annual Report. June 30, 2000

                           Letter from the Chairman

Dear Strong Investor,

The United States' economic miracle continues to set records for longevity. Today, we enjoy a near-perfect economy. How in the world did we get here?

In the days of our grandparents and great-grandparents, the railroad helped drive the Industrial Revolution. Nearly every aspect of the Industrial Revolution directly impacted and improved people's lives. Today, the technological revolution is similarly impacting our lives. We feel its presence every time we dial a cell phone, pull out a PalmPilot, boot up a computer, and punch "play" on the CD player in the dashboard of our computer-programmed cars. Technology is our constant companion.

Aside from those tangible ways in which we employ technology each and every day, ongoing technological developments affect us in another, less obvious way. The technology revolution is enhancing worker productivity, enabling the economy to grow faster than ever before without the drag of inflation. This allows real wages to rise faster than in previous periods of expansion, raising nearly everyone's standard of living.

The phenomenal economic growth and wealth creation that we have experienced has powered the financial markets to ever-higher levels in recent years. As long as this favorable economic environment prevails--and assuming that there isn't a negative policy change or an economic "accident" to derail it--our economy should continue to expand. Hopefully, the financial markets will continue to reflect that.

Despite the good times, we should never forget that the financial markets are in control and that they are a discounting mechanism, continually peering into the future. In fact, many experienced investors believe that certain sectors of the financial markets are currently priced to perfection and any little hiccup could cause a significant correction.

The U.S. Federal Reserve Board has increased interest rates six times during the last 18 months in an attempt to slow the economy. Many central banks around the world have been making a concerted effort to slow their economies. If one or more of these economies should slow, it may be reflected in the tone of our economy and financial markets as well. If that happens, 2000 could be the first time in many years that investors earn a negative return on their stock investments. It will be a new--and unpleasant--experience for investors who know only the unbridled bull markets of the 1990s.

Financial markets are cyclical. A market correction, though painful, is as natural as breathing. Financial volatility can significantly derail an investment program, especially if that program is not carefully planned. At Strong, we pride ourselves on helping our investors invest wisely and with purpose. We advise you to establish a clear set of goals, a plan to reach them, and a program of constant monitoring to make certain you are heading in the right direction.


                                                  /s/ Dick

                         The Strong Dow 30 Value Fund

                            ______________________

           S E M I - A N N U A L  R E P O R T  .  J U N E  3 0 ,  2 0 0 0

                               Table of Contents

Investment Review

  The Strong Dow 30 Value Fund ....................................  2

Financial Information

  Schedule of Investments in Securities ...........................  4
  Statement of Assets and Liabilities .............................  5
  Statement of Operations .........................................  6
  Statements of Changes in Net Assets .............................  7
  Notes to Financial Statements ...................................  8

Financial Highlights .............................................. 10

                         THE STRONG DOW 30 VALUE FUND

Fund highlights

 .    For the six months ended June 30, 2000, the Strong Dow 30 Value Fund returned -6.12%. This compares favorably with the -9.03% return of the Fund's benchmark, the Dow Jones Industrial Average(SM)./1/, /2/, *

 .    Helping the Fund's performance was its focus on companies with solid revenue and earnings growth. This focus led the Fund to maintain overweightings in such first-half winners as Intel (up more than 62%), Merck (up 14%), Hewlett-Packard (up nearly 41%), and Johnson & Johnson (up more than 9%).

 .    Overall, only 10 of the 30 Dow(SM) components posted a gain in the first half of 2000. Of those 10 stocks, the Fund had significant overweightings in seven.

                        ------------------------------

                        AVERAGE ANNUAL TOTAL RETURNS/1/

                                 As of 6-30-00

                            1-year       -2.62%

                   Since Inception       13.13%
                     (on 12-31-97)

     Equity funds are volatile investments and should only be considered for long-term goals.

                        ------------------------------

                          FIVE LARGEST STOCK HOLDINGS

                                 As of 6-30-00

     Security                     % of Net Assets

     Intel Corporation                8.3%

     Hewlett-Packard Company          7.9%

     Johnson & Johnson                6.7%

     Microsoft Corporation            6.2%

     Merck & Company, Inc.            5.4%

     Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.


Perspectives from the Managers

/s/  Charles B. Carlson                     /s/ Richard T. Moroney
     Charles B. Carlson                         Richard T. Moroney
     Portfolio Co-manager                       Portfolio Co-manager

--------------------------------------------------------------------------------

The Fund's performance for the first half of 2000 was clearly a case of "good news/bad news." The good news was that the Fund outperformed its benchmark, the Dow Jones Industrial Average(SM), by more than two full percentage points. The bad news was that the solid performance relative to the benchmark still left the Fund with a loss for the first six months. Unfortunately, the strong performance of the actively managed portion of the Fund could not completely overcome the weak performance of the indexed portion.

It was especially gratifying to see our strategy of focusing on high-quality, reasonably priced Dow(SM) stocks -- those with earnings and especially revenue momentum -- pay off in our performance relative to the benchmark. This investment approach led us not only to maintain significant overweightings in seven of the 10 best-performing Dow(SM) stocks, but it also allowed us to limit our exposure to some of the biggest Dow(SM) losers over the period, such as Procter & Gamble (down 48%), International Paper (down 47%), and DuPont (down 33%).

Looking ahead, we expect The Dow(SM) to give a much better account of itself in the second half of 2000. The Federal Reserve seems unlikely to raise interest rates aggressively in the next six months, which is good news for rate-sensitive

--------------------------------------------------------------------------------

                              It was especially

                            gratifying to see our

                             strategy of focusing

                               on high-quality,

                           reasonably priced Dow(SM)

                           stocks...pay off in our

                             performance relative

                               to the benchmark.

--------------------------------------------------------------------------------

* Dow Jones(SM), Dow Jones Industrial Average(SM), Dow 30(SM), The Dow(SM), and DJIA(SM) are service marks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by the Strong Dow 30 Value Fund. The Strong Dow 30 Value Fund is not sponsored, endorsed, sold, or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in the Fund.

/1/ Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change while total return reflects aggregate change, and is not annualized.

Dow(SM) stocks. Furthermore, several washed-out industrial Dow(SM) stocks are trading at historically cheap valuations. For those companies that have sales momentum, we see the recent stock weakness as an opportunity to add to our positions.

An improved climate for the technology sector in the second half of the year would also be good news for the Fund, as technology stocks make up approximately 25% of The Dow(SM) and are overweighted in the Fund. Given the Fund's healthy exposure to Dow(SM) technology stocks as well as overweightings in industrial and cyclical stocks with revenue and earnings momentum, we believe the Fund is well-positioned to capitalize on the anticipated rebound in The Dow(SM).

We appreciate your confidence in the Fund and thank you for your investment. We will continue to do our best to reward that confidence.

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT

                           From 12-31-97 to 6-30-00

                                    [GRAPH]

               The Strong            Dow Jones Industrial        Lipper Large-Cap
           Dow 30 Value Fund (N)    Average(SM) (DJIA)/2/      Value Funds Index/2/
Dec 97          $10,000                   $10,000                     $10,000
Apr 98          $11,497                   $11,511                     $11,260
Aug 98          $ 9,642                   $ 9,644                     $ 9,568
Dec 98          $11,611                   $11,812                     $11,824
Apr 99          $13,723                   $13,943                     $12,815
Aug 99          $13,723                   $14,083                     $12,545
Dec 99          $14,498                   $15,023                     $13,098
Apr 00          $13,846                   $14,072                     $12,971
Jun 00          $13,611                   $13,666                     $12,838


This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Dow Jones Industrial Average(SM) (DJIA) and the Lipper Large-Cap Value Funds Index. Results include the reinvestment of dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

Your Fund's
approach

The Strong Dow 30 Value Fund seeks capital growth. It invests in the 30 blue-chip companies that make up the Dow Jones Industrial Average(SM) (DJIA). The Fund indexes half of its assets to the DJIA. With the remaining assets, the Fund's managers add to positions in select DJIA stocks based on several value criteria and a proprietary rating system. This rating system takes into account such valuation measures as dividend yield, price-earnings (P/E) ratio, cash flow, discounted cash flows, value of discounted dividends, P/E ratio to growth rate, earnings momentum, and earnings revisions.

--------------------------------------------------------------------------------

Market
highlights

 .    The Fed continued its aggressive stance against inflation during the six months, which fueled higher interest rates. Because of the many industrial and financial stocks in The Dow(SM), higher rates crimped The Dow(SM)'s performance significantly relative to other indexes.

 .    Rising oil prices affected profit margins for many Dow(SM) industrial firms
     (such as DuPont) and consumer nondurables manufacturers (such as Procter & Gamble).

 .    Because several of The Dow(SM) component companies generate 40% or more of their total sales overseas, the weakness in foreign currencies, especially the Euro, hurt profits for many of the firms comprising the index.

--------------------------------------------------------------------------------

/2/ The DJIA is an unmanaged index generally representative of the U.S. stock market. The Lipper Large-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the DJIA index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

SCHEDULE OF INVESTMENTS IN SECURITIES                  June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                           STRONG DOW 30 VALUE FUND

                                                    Shares or
                                                    Principal          Value
                                                     Amount          (Note 2)
-------------------------------------------------------------------------------
Common Stocks 98.1%
Aerospace - Defense 3.7%
The Boeing Company                                  131,200       $  5,485,800

Aerospace - Defense Equipment 2.7%
United Technologies Corporation                      67,800          3,991,725

Auto Manufacturers - Domestic 4.5%
General Motors Corporation                          114,700          6,659,769

Banks - Money Center 9.9%
Citigroup, Inc.                                     117,250          7,064,312
J.P. Morgan & Company, Inc.                          69,400          7,642,675
                                                                  ------------
                                                                    14,706,987

Beverages - Soft Drinks 1.5%
The Coca-Cola Company                                39,800          2,286,012

Computer - Manufacturers 13.0%
Hewlett-Packard Company                              93,500         11,675,812
International Business Machines Corporation          69,000          7,559,813
                                                                  ------------
                                                                    19,235,625

Computer Software - Desktop 6.2%
Microsoft Corporation (b)                           114,200          9,136,000

Diversified Operations 6.0%
E.I. Du Pont de Nemours & Company                    40,000          1,750,000
Honeywell International, Inc.                        63,800          2,149,262
Minnesota Mining & Manufacturing Company             60,900          5,024,250
                                                                  ------------
                                                                     8,923,512

Electrical - Equipment 2.6%
General Electric Company                             73,400          3,890,200

Electronics - Semiconductor Manufacturing 8.3%
Intel Corporation                                    91,800         12,272,512

Financial Services - Miscellaneous 2.0%
American Express Company                             56,500          2,945,063

Leisure - Photo Equipment/Related 2.7%
Eastman Kodak Company                                67,300          4,004,350

Leisure - Services 1.3%
The Walt Disney Company                              47,900          1,859,119

Machinery - Construction/Mining 1.1%
Caterpillar, Inc.                                    46,600          1,578,575

Medical - Drug/Diversified 6.7%
Johnson & Johnson                                    97,700          9,953,188

Medical - Ethical Drugs 5.4%
Merck & Company, Inc.                               103,400          7,923,025

Metal Ores - Non Ferrous 2.5%
Alcoa, Inc.                                         124,900          3,622,100

Oil & Gas - International Integrated 2.1%
Exxon Mobil Corporation                              39,800          3,124,300

Paper & Paper Products 0.9%
International Paper Company                          45,200          1,347,525

Retail - Major Discount Chains 2.8%
Wal-Mart Stores, Inc.                                71,200          4,102,900

Retail - Restaurants 0.9%
McDonald's Corporation                               40,300          1,327,381

Retail/Wholesale - Building Products 2.0%
The Home Depot, Inc.                                 58,450          2,918,847

Soap & Cleaning Preparations 1.5%
The Procter & Gamble Company                         39,800          2,278,550

Telecommunications - Services 1.7%
AT&T Corporation                                     80,700          2,552,138

Tobacco 2.8%
Philip Morris Companies, Inc.                       157,100          4,172,969

Utility - Telephone 3.3%
SBC Communications, Inc.                            112,900          4,882,925
------------------------------------------------------------------------------
Total Common Stocks ($136,697,653)                                 145,181,097
------------------------------------------------------------------------------

Short-Term Investments (a) 1.4%
Commercial Paper
Interest Bearing, Due Upon Demand

Sara Lee Corporation, 6.27%                      $1,347,800          1,347,800
Wisconsin Electric Power Company, 6.31%             716,100            716,100
------------------------------------------------------------------------------
Total Short-Term Investments (Cost $2,063,900)                       2,063,900
------------------------------------------------------------------------------
Total Investments in Securities (Cost $138,761,553) 99.5%          147,244,997
Other Assets and Liabilities, Net 0.5%                                 815,592
------------------------------------------------------------------------------
Total Net Assets 100.0%                                           $148,060,589
==============================================================================

LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a maturity of less than one year.
(b)  Non-income producing security.

Percentages are stated as a percent of net assets.

4                      See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
June 30, 2000 (Unaudited)

                                                                           Strong Dow 30
                                                                            Value Fund
                                                                           -------------
Assets:
  Investments in Securities, at Value (Cost of $138,761,553)               $147,244,997
  Receivable for Securities Sold                                                599,832
  Receivable for Fund Shares Sold                                               153,464
  Dividends and Interest Receivable                                             251,382
  Other Assets                                                                   16,759
                                                                           ------------
  Total Assets                                                              148,266,434

Liabilities:
  Payable for Securities Purchased                                              138,757
  Payable for Fund Shares Redeemed                                               15,997
  Accrued Operating Expenses and Other Liabilities                               51,091
                                                                           ------------
  Total Liabilities                                                             205,845
                                                                           ------------
Net Assets                                                                 $148,060,589
                                                                           ============

Net Assets Consist of:
  Capital Stock (par value and paid-in capital)                            $143,692,611
  Undistributed Net Investment Income                                           262,125
  Accumulated Net Realized Loss                                              (4,377,591)
  Net Unrealized Appreciation                                                 8,483,444
                                                                           ------------
  Net Assets                                                               $148,060,589
                                                                           ============

Capital Shares Outstanding (Unlimited Number Authorized)                     11,090,893

Net Asset Value Per Share                                                        $13.35
                                                                                 ======

                       See Notes to Financial Statements.                      5

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended June 30, 2000 (Unaudited)

                                                                                      Strong Dow 30
                                                                                       Value Fund
                                                                                      -------------
Income:
  Dividends                                                                             $   973,375
  Interest                                                                                   45,007
                                                                                        -----------
  Total Income                                                                            1,018,382

Expenses:
  Investment Advisory Fees                                                                  524,735
  Custodian Fees                                                                             24,829
  Shareholder Servicing Costs                                                               125,277
  Reports to Shareholders                                                                    42,579
  Other                                                                                      38,836
                                                                                        -----------
  Total Expenses                                                                            756,256
                                                                                        -----------
Net Investment Income                                                                       262,126

Realized and Unrealized Loss:
  Net Realized Loss on Investments                                                       (1,708,801)
  Net Change in Unrealized Appreciation/Depreciation on Investments                      (7,196,719)
                                                                                        -----------
Net Loss on Investments                                                                  (8,905,520)
                                                                                        -----------
Net Decrease in Net Assets Resulting from Operations                                    ($8,643,394)
                                                                                        ===========

           6                      See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                          Strong Dow 30 Value Fund
                                                                                     -----------------------------------
                                                                                     Six Months Ended       Year Ended
                                                                                      June 30, 2000        Dec. 31, 1999
                                                                                     ----------------      -------------
                                                                                       (Unaudited)
Operations:
  Net Investment Income                                                                $    262,126         $    419,139
  Net Realized Loss                                                                      (1,708,801)          (1,913,272)
  Net Change in Unrealized Appreciation/Depreciation                                     (7,196,719)          13,283,450
                                                                                       ------------         ------------
  Net Increase (Decrease) in Net Assets Resulting from Operations                        (8,643,394)          11,789,317

Distributions From Net Investment Income                                                         --             (421,108)

Capital Share Transactions:
  Proceeds from Shares Sold                                                             107,499,154          125,783,891
  Proceeds from Reinvestment of Distributions                                                    --              391,152
  Payment for Shares Redeemed                                                           (64,771,033)         (51,814,938)
                                                                                       ------------         ------------
  Net Increase in Net Assets from Capital Share Transactions                             42,728,121           74,360,105
                                                                                       ------------         ------------
Total Increase in Net Assets                                                             34,084,727           85,728,314

Net Assets:
  Beginning of Period                                                                   113,975,862           28,247,548
                                                                                       ------------         ------------
  End of Period                                                                        $148,060,589         $113,975,862
                                                                                       ============         ============
Transactions in Shares of the Fund:
  Sold                                                                                    7,938,086            9,423,493
  Issued in Reinvestment of Distributions                                                        --               27,546
  Redeemed                                                                               (4,864,017)          (3,905,128)
                                                                                       ------------         ------------
  Net Increase in Shares of the Fund                                                      3,074,069            5,545,911
                                                                                       ============         ============

                      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
June 30, 2000 (Unaudited)

1.   Organization

     Strong Dow 30 Value Fund is a non-diversified series of Strong Equity Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended.

2.   Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     (A) Security Valuation -- Securities of the Fund are valued at fair value through valuations obtained by a commercial pricing service or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Fund may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted securities. The Fund held no restricted securities at June 30, 2000.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

          Net investment income or net realized gains for financial statement purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

          The Fund generally pays dividends from net investment income and distributes any net capital gains that it realizes annually.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Certain Investment Risks -- The Fund may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

     (E) Futures -- Upon entering into a futures contract, the Fund pledges to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. Additional securities held by the Fund may be designated as collateral on open futures contracts. The Fund also receives from or pays to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Fund may write put or call options (none were written during the period). Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. Securities held by the Fund may be designated as collateral on written options.

     (G) Repurchase Agreements -- The Fund may enter into repurchase agreements with institutions that the Fund's investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Fund to obtain those securities in the event of a default of the repurchase agreement. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amount owed to the Fund under each repurchase agreement.

     (H) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (I) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discounts.

 3.  Related Party Transactions

     The Advisor, with whom certain officers and directors of the Fund are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Fund. Investment advisory fees, which are established by terms of the Advisory Agreement, are based on an annualized rate of 0.80% of the average daily net assets of the Fund. Based on the terms of the Advisory Agreement, advisory fees and other expenses will be waived or absorbed by the Advisor if the Fund's operating expenses exceed 2% of the average daily net assets of the Fund. In addition, the Fund's Advisor may voluntarily waive or absorb certain expenses at its discretion. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. The Advisor also allocates to the Fund certain charges or credits resulting from transfer agency banking activities based on the Fund's level of subscription and redemption activity. Charges allocated to the Fund by the Advisor are included in Other Expenses in the Fund's Statement of Operations. Credits allocated by the Advisor serve to reduce the shareholder servicing expenses incurred by the Funds and are reported as Fees Paid Indirectly by Advisor in the Fund's Statement of Operations. The Advisor is also compensated for certain other services related to costs incurred for reports to shareholders.

     Horizon Investment Services, LLC ("Horizon") manages the investments of Strong Dow 30 Value Fund under an agreement with the Advisor. Horizon is compensated by the Advisor (not the Fund) and bears all of its own expenses in providing subadvisory services.

     The Fund may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of the Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

     The amount payable to the Advisor at June 30, 2000, shareholder servicing and other expenses paid to the Advisor, transfer agency banking charges and unaffiliated directors' fees for the six months then ended, were $41,431, $125,932, $992 and $2,244, respectively.

 4.  Line of Credit

     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Fund's prospectus. Principal and interest on each borrowing under the LOC are due not more than 60 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.08% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. At June 30, 2000, there were no borrowings by the Fund outstanding under the LOC.

5.   Investment Transactions

     The aggregate purchases and sales of long-term securities, other than government securities, for the six months ended June 30, 2000 were $91,608,909 and $51,073,699, respectively. There were no purchases or sales of long-term government securities during the six months ended June 30, 2000.

6.   Income Tax Information

     At June 30, 2000, the cost of investments in securities for federal income tax purposes was $143,513,980. Net unrealized appreciation of securities was $3,731,017, consisting of gross unrealized appreciation and depreciation of $14,508,599 and $10,777,582, respectively. At December 31, 1999, the Fund had a capital loss carryover of $681,075 which expires in varying amounts through 2007.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

STRONG DOW 30 VALUE FUND
--------------------------------------------------------------------------------

                                                                                                  Period Ended
                                                                                     ------------------------------------
                                                                                       June 30,     Dec. 31,    Dec. 31,
Selected Per-Share Data/(a)/                                                          2000/(b)/      1999         1998
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                                   $14.22       $11.43      $10.00
Income From Investment Operations:
  Net Investment Income                                                                  0.02         0.05        0.18
  Net Realized and Unrealized Gains (Losses) on Investments                             (0.89)        2.79        1.43
-------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                                      (0.87)        2.84        1.61

Less Distributions:
  From Net Investment Income                                                               --        (0.05)      (0.18)
-------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                                      --        (0.05)      (0.18)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                         $13.35       $14.22      $11.43
=========================================================================================================================

Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------------------------
  Total Return                                                                           -6.1%       +24.9%      +16.1%
  Net Assets, End of Period (In Thousands)                                           $148,061     $113,976     $28,248
  Ratio of Expenses to Average Net Assets Without Waivers and Absorptions                 1.2%*        1.1%        2.0%
  Ratio of Expenses to Average Net Assets                                                 1.2%*        1.1%        0.1%
  Ratio of Net Investment Income to Average Net Assets                                    0.4%*        0.6%        2.1%
  Portfolio Turnover Rate                                                                39.7%        64.8%       45.7%

  *  Calculated on an annualized basis.
 (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
 (b) For the six months ended June 30, 2000 (unaudited).

10                     See Notes to Financial Statements

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------
12

                                  Directors

                              Richard S. Strong

                               Willie D. Davis

                               Stanley Kritzik

                                 Neal Malicky

                               Marvin E. Nevins

                               William F. Vogt


                                   Officers

                   Richard S. Strong, Chairman of the Board

             Stephen J. Shenkenberg, Vice President and Secretary

                    Elizabeth N. Cohernour, Vice President

                      Cathleen A. Ebacher, Vice President

                     Dennis A. Wallestad, Vice President

                      Thomas M. Zoeller, Vice President

                          John W. Widmer, Treasurer

                    Rhonda K. Haight, Assistant Treasurer


                              Investment Advisor

                       Strong Capital Management, Inc.

                   P.O. Box 2936, Milwaukee, Wisconsin 53201


                                 Distributor

                           Strong Investments, Inc.

                   P.O. Box 2936, Milwaukee, Wisconsin 53201


                                  Custodian

                              Firstar Bank, N.A.

                   P.O. Box 701, Milwaukee, Wisconsin 53201


                 Transfer Agent and Dividend-Disbursing Agent

                       Strong Capital Management, Inc.

                  P.O. Box 2936, Milwaukee, Wisconsin 53201


                           Independent Accountants

                          PricewaterhouseCoopers LLP

            100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202


                                Legal Counsel

                             Godfrey & Kahn, S.C.

              780 North Water Street, Milwaukee, Wisconsin 53202

                     For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, and other regulatory materials is mailed to your household. You can call us at 1-800-368-1030, or write to us at the address listed below, to request (1) additional copies free of charge, or (2) that we discontinue our practice of householding regulatory materials. Strong Investments, Inc. RT5368-0700

                     To order a free prospectus kit, call
                     1-800-368-1030

                     To learn more about our funds, discuss an existing account, or conduct a transaction, call
                     1-800-368-3863

                     If you are a Financial Professional, call
                     1-800-368-1683

                     Visit our web site at
                     www.eStrong.com


[LOGO OF STRONG]

                     STRONG INVESTMENTS
                     P.O. Box 2936
                     Milwaukee, Wisconsin 53201